UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 3, 2023 (January 31, 2023)
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WAITR HOLDINGS INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37788	26-3828008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

214 Jefferson Street, Suite 200 Lafayette, Louisiana		70501
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (337) 534-6881
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934(1)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	ASAP	OTCQB
(1) The shares of Common Stock were delisted from The Nasdaq Stock Market on February 2, 2023, commenced trading on the OTCQB Venture Market on February 2, 2023, and will no longer be registered under section 12(b) after the effective date of the filing of the Form 25-NSE.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Retention Bonus Agreement for Carl Grimstad
On January 31, 2023, Waitr Holdings Inc. (“Company”) agreed to pay a retention bonus to Mr. Grimstad in the amount of $1,000,000, of which $750,000 is payable immediately and the balance of $250,000 is to be paid upon the satisfaction of certain conditions. In the event Mr. Grimstad terminates his employment, other than for good reason (as defined in his employment agreement), or is terminated by the Company for misconduct (as defined in his employment agreement), in each case prior to January 31, 2024, Mr. Grimstad is required to repay the Company an amount of cash equal to the after-tax amount of the retention compensation actually paid.
The foregoing description of this retention bonus agreement does not purport to be complete and is qualified in its entirety by the full text of such retention bonus agreement to be filed as an exhibit to the Form 10-Q for the quarter ending March 31, 2023.
Retention Bonus Agreements for Thomas Pritchard, Armen Yeghyazarians and Dave Cronin
On January 31, 2023, the Company agreed to pay a retention bonus to each of Mr. Pritchard, Mr. Yeghyazarians and Mr. Cronin in the respective amounts of $300,000, $100,000 and $100,000. Each such retention bonus is payable immediately in the amount of 75% of such retention bonus, with the balance of 25% of such retention bonus to be paid upon the satisfaction of certain conditions. In the event that any of these executive officers terminates his at-will employment agreement for any reason, other than the Company’s failure to timely pay salary, or the Company terminates such employment for such executive officer’s willful misconduct, gross negligence, failure to perform required duties or due to a felony conviction, in each case prior to January 31, 2024, the respective executive officer is required to repay the Company an amount of cash equal to the after-tax amount of the retention compensation actually paid.
The foregoing description of these retention bonus agreements does not purport to be complete and is qualified in its entirety by the full text of such retention bonus agreements to be filed as exhibits to the Form 10-Q for the quarter ending March 31, 2023.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WAITR HOLDINGS INC.

Date: February 3, 2023	By:	/s/ Thomas C. Pritchard
Name: Thomas C. Pritchard
Title: General Counsel
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